Exhibit 99.2

August 31, 2021 WALKER & DUNLOP TO ACQUIRE ALLIANT CAPITAL AND AFFILIATES 1

Forward Looking Statements

Some of the statements contained in this presentation may constitute forward-looking statements within the meaning of the federal securities laws, including statements relating to: (1) the expected strategic benefits of the acquisition of Alliant, (2) the expected accretive effect of the acquisition of Alliant on our financial results, (3) Alliant's estimated contribution to our projected 2022 financial results for total revenues, diluted earnings per share, and adjusted EBITDA, (4) creation of stable recurring cash flow, (5) our ability to leverage Alliant's large portfolio to increase debt financing and property sales originations, (6) the anticipated date of completion of the acquisition; and (7) any assumptions underlying the foregoing statements.

The forward-looking statements reflect our current views about future events and are subject to numerous known and unknown risks, uncertainties, assumptions and changes in circumstances that may cause actual results to differ significantly from those expressed or contemplated in any forward-looking statement.

While the forward-looking statements reflect our good faith projections, assumptions and expectations, they are not guarantees of future results. Furthermore, we disclaim any obligation to publicly update or revise any forward-looking statement to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes, except as required by applicable law. Factors that could cause our results to differ materially include, but are not limited to (1) our and Alliant's ability to obtain the consents and approvals required to close the transaction and satisfy other closing conditions, (2) general economic conditions and multifamily commercial real estate market conditions, (3) significant costs related to the transaction, including unexpected costs or liabilities that may arise and (4) our ability to successfully integrate Alliant's operations into our current business, including the retention of their employees, and achieve the expected benefits from the transaction.

For a further discussion of these and other factors that could cause future results to differ materially from those expressed or contemplated in any forward-looking statements, see the section titled "Risk Factors" in our most recent Annual Report on Form 10-K, as it may be updated or supplemented by our Quarterly Reports on Form 10-Q and our other filings with the SEC. Such filings are available publicly on our Investor Relations web page at www.walkerdunlop.com

Non-GAAP Financial Measures

To supplement our financial statements presented in accordance with United States generally accepted accounting principles ("GAAP"), the company uses adjusted EBITDA, a non-GAAP financial measure. The presentation of adjusted EBITDA is not intended to be considered in isolation or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. When analyzing our operating performance, readers should use adjusted EBITDA in addition to, and not as an alternative for, net income. Estimated adjusted EBITDA for Alliant presented in this presentation represents estimated Alliant net income before income taxes, interest expense on estimated incremental debt associated with our acquisition of Alliant, including an estimated increase to our corporate debt and Alliant's existing debt assumed by us upon closing of the acquisition, and amortization and depreciation, adjusted for provision (benefit) for credit losses net of write-offs, stock-based incentive compensation charges, and non-cash revenues such as the fair value of expected net cash flows from servicing, net. Because not all companies use identical calculations, our presentation of adjusted EBITDA may not be comparable to similarly titled measures of other companies. Furthermore, adjusted EBITDA is not intended to be a measure of free cash flow for our management's discretionary use, as it does not reflect certain cash requirements such as tax and debt service payments. The amounts shown for adjusted EBITDA may also differ from the amounts calculated under similarly titled definitions in our debt instruments, which are further adjusted to reflect certain other cash and non-cash charges that are used to determine compliance with financial covenants.

We use adjusted EBITDA to evaluate the operating performance of our business, for comparison with forecasts and strategic plans and for benchmarking performance externally against competitors. We believe that this non-GAAP measure, when read in conjunction with the company's GAAP financials, provides useful information to investors by offering

- the ability to make more meaningful period-to-period comparisons of the company's on-going operating results;
- the ability to better identify trends in the company's underlying business and perform related trend analyses; and
- a better understanding of how management plans and measures the company's underlying business.

We believe that adjusted EBITDA has limitations in that it does not reflect all of the amounts associated with the company's results of operations as determined in accordance with GAAP and that adjusted EBITDA should only be used to evaluate the company's results of operations in conjunction with net income. For more information on adjusted EBITDA, refer to the appendix of this presentation.

Alliant is an alternative investment manager focused on multifamily affordable housing sector through low - income housing tax credit syndication, joint venture development of affordable properties, and community preservation fund management The combination of W&D and Alliant’s people, assets, and capital formation capabilities creates a market - leading affordable housing platform 3

$0 $20 $40 $60 $80 $100 $120 Zelman TapCap W&D HAS A SUCCESSFUL TRACK RECORD OF STRATEGIC ACQUISITIONS Johnson Capital Engler Financial George Elkins Mortgage Banking Deerwood Capital JCR Capital Enodo AKS Capital FourPoint Share Price iCap MSF Capital Alliant 4

WHERE WE ARE GOING GROW DEBT FINANCING VOLUME GROW PROPERTY SALES VOLUME ESTABLISH INVESTMENT BANKING CAPABILITIES ENVIRONMENTAL, SOCIAL AND GOVERNANCE $60B+ Origination Volume / $5B+ Small Balance Loans / $160B Servicing Portfolio $25B+ Sales Volume $10B+ Assets Under Management Increase Diverse Leadership / Reduce Carbon Emission / Donate 1% of Pre - Tax Profits / Grow Affordable Lending 5 GS5

TRANSACTION BENEFITS AND OPPORTUNITIES Cultural Alignment Aligned on long - term growth strategy and direction of combined platform Affordable Housing Creation of affordable housing powerhouse to progress towards 2025 affordable lending target Financing and Sales Opportunities Significant debt financing and property sales opportunities from Alliant’s portfolio to boost W&D transaction volume Assets Under Management (AUM) Combined AUM of $16 billion, with opportunity for continued growth Technology Implementation W&D’s innovative technology and processes to benefit Alliant’s operations and ability to scale over time 6

ALLIANT: CREATING EXCEPTIONAL IMPACT IN AFFORDABLE HOUSING Alliant Capital, Ltd. Low Income Housing Tax Credit (LIHTC) syndication – capital raising, investment identification, underwriting, closing, asset management, disposition, and investor relations Alliant Strategic Investments Community preservation through direct investments in affordable assets with the goal of preserving the affordable status of historically LIHTC assets ALLIANT BUSINESS LINES ADC Communities Joint - venture relationships with developers to develop and syndicate affordable properties Alliant is a vertically - integrated investment manager with a focus on the affordable housing sector 1 2 3 7

KEY PORTFOLIO STATISTICS OPERATIONAL METRICS INDUSTRY RECOGNITION 400,000 + Families Served 1,000 + Tax Credit Properties $8.4 Billion Equity Raised 100,000 + Units in Portfolio 78% Repeat Key Relationships $14 Billion Assets Under Management #6 Top Syndicator in 2021* A2 Rated Debt by Moody’s * NMHC Affordable Housing Syndicator Survey 2020 ALLIANT BUSINESS HIGHLIGHTS 8

SIZEABLE LIHTC SYNDICATION MARKET PRESENTS OPPORTUNITY FOR MARKET SHARE GROWTH Low Income Housing Tax Credit Volume in billions $17 $16 $17 $18 $18 3.4% 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% 7.0% 8.0% 9.0% 10.0% $- $2 $4 $6 $8 $10 $12 $14 $16 $18 $20 2016 2017 2018 2019 2020 Alliant Market Share 1) Calculated using the syndicated portion of the market LIHTC volume Source: Cohn Reznick 2020 Housing Credit Equity Volume Survey The LIHTC market is highly fragmented with no dominant players, providing an opportunity for targeted hiring and expansion of investor relationships to grow Alliant’s market share as part of Walker & Dunlop 9 1

GOAL TO ADVANCE IN SYNDICATOR RANKINGS THROUGH CONTINUED GROWTH 2021 TOP APARTMENT SYNDICATORS BY UNITS Source: National Multifamily Housing Council Rank Company Units Syndicated 1 Boston Financial 186,785 2 Raymond James 132,268 3 PNC Real Estate 125,287 4 National Equity Fund, Inc. 115,667 5 Enterprise Community Investment 110,466 6 Alliant Capital 105,590 7 The Richman Group 104,393 8 AIG Affordable Housing Partners 87,238 9 Hunt Capital Partners 75,550 10 WNC & Associates 58,755 1 0 10

PURCHASE PRICE AND FUNDING DETAILS Estimated closing in Q4 2021 subject to certain regulatory approvals and consents of Alliant’s investor and lender partners Under the terms of the purchase agreement, Walker & Dunlop will acquire Alliant Capital and its affiliates at total enterprise value of $696 million , comprised of: Walker & Dunlop will fund the cash portion of the purchase price through a combination of corporate cash on hand and proceeds from the expected refinancing of our term debt 11 ▪ $351 million of cash and assumption of Alliant’s securitized debt facility, with balance of $155 million at July 31, 2021 ▪ $90 million of WD common stock issuance ▪ $100 million earn - out

EXPECTED FINANCIAL SYNERGIES Estimated 2022 Alliant Impact 1 Total Revenues $90 to $100 million Adjusted EBITDA 2 approximately $60 million Diluted Earnings Per Share $0.45 to $0.60 per share 1) Assumes Q4 2021 closing date 2) This is a non - GAAP financial measure. For a reconciliation of the metric to GAAP net income, refer to the appendix of this prese ntation 12

Q&A 13

Appendix 14

ESTIMATED ALLIANT ADJUSTED EBITDA RECONCILIATION TO NET INCOME For the year ended (in thousands) December 31, 2022 1 December 31, 2022 2 Estimated Alliant Net Income $15,000 $20,000 Adjustments: Income tax expense 5,500 7,500 Interest expense 22,000 22,000 Amortization and depreciation 17,500 10,500 Provision (benefit) for credit losses _ _ Net write - offs _ _ Stock compensation expense _ _ Fair value of expected net cash flows from servicing, net _ _ Adjusted EBITDA $60,000 $60,000 1) Low end of net income estimated range 2) High end of net income estimated range